UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): August 8, 2014

LEATT CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	000-54693	20-2819367
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation or organization)

50 Kiepersol Drive, Atlas Gardens, Contermanskloof Road,
Durbanville, Western Cape, South Africa, 7441
(Address of Principal Executive Offices)

Registrant's telephone number, including area code: +(27) 21-557-7257

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On August 14, 2014, Leatt Corporation (the “Company”) issued a press release announcing its financial results for the three and six months ended June 30, 2014. A copy of the press release, which the Company is furnishing to the Securities and Exchange Commission, is attached as Exhibit 99.1 and incorporated by reference herein.

In accordance with General Instruction B.2 of Current Report on Form 8-K, the information contained in this Report and the exhibit attached hereto shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall such information or such exhibits be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 7.01	REGULATION FD DISCLOSURE.

The information set forth in Item 2.02 above is incorporated by reference herein.

ITEM 8.01	OTHER EVENTS.

On August 8, 2014, the Company issued a safety bulletin regarding the Leatt MRX Head and Neck Restraint System (the “MRX”), used exclusively in auto racing. The Company is voluntarily recalling all production MRX devices sold to date from consumers, dealers and distributors worldwide, after a routine inspection of two warranty claims revealed that the MRX device can crack unexpectedly. Although there has been no identifiable injury to consumers attributed to this material defect, the Company is serious about safety and is recalling the devices in an abundance of caution. The Company has notified the SFI Foundation, Inc. (SFI), as required, and has published the safety bulletin in accordance with SFI procedures. A copy of the safety bulletin is fournished as Exhibit 99.2 and incorporated by reference herein. A copy of the bulletin is also available on the Company’s website.

The Company does not expect the recall to have any material adverse impact on the Company’s business and operations. The Company estimates that the MRX devices represent less than 1% of its total neck brace and device units sold in the 12 months ended July 30, 2014, and that the costs associated with the voluntary recall will be immaterial.

Forward Looking Statements

Certain statements contained in this Current Report on Form 8-K, may constitute forward-looking statements subject to the safe harbor provision of the Private Securities Litigation Reform Act of 1995. These forward-looking statements generally can be identified by phrases such as “anticipates,” “believes,” “estimates,” “expects,” “plans” or other words or phrases of similar import, and includes statements made concerning the expected cost of the voluntary recall. Because these forward-looking statements involve risks and uncertainties, there are important factors that could cause the Company’s actual results to differ materially from those projected or implied by these forward-looking statements. Factors that could cause results to differ include a change in the amount of costs anticipated from the recall, and additional factors found in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013. These forward-looking statements are based on information as of the date hereof, and the Company assumes no obligation to publicly update or revise its forward-looking statements, except as required by law.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release, dated August 14, 2014
99.2	Safety Bulletin, dated August 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEATT CORPORATION

Dated: August 14, 2014	By: /s/ Sean Macdonald
Sean Macdonald
Chief Executive Officer and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated August 14, 2014
99.2	Safety Bulletin, dated August 2014.